UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2023

STAGWELL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13718	86-1390679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Floor 65

New York, NY 10007

(Address of principal executive offices) (Zip Code)

(646) 429-1800

(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	STGW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 14, 2023, certain selling stockholders affiliated with The Stagwell Group LLC and Goldman Sachs & Co. LLC (together, the “Selling Stockholders”) completed the previously announced underwritten public offering (the “Offering”) of an aggregate of 16,000,000 shares (the “Shares”) of Class A common stock, par value $0.001 per share (“Class A Common Stock”), of Stagwell Inc. (the “Company”) at a public offering price of $6.75 per share. The Selling Stockholders also granted the underwriters a 30-day option to purchase up to an additional 2,400,000 shares of Class A Common Stock at the public offering price, less underwriting discounts and commissions. The Offering was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-260202) and a related prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

In connection with the Offering, the Company and the Selling Stockholders entered into an underwriting agreement, dated as of March 9, 2023 (the “Underwriting Agreement”), by and among the Company, Stagwell Global LLC, the Selling Stockholders and Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC, as representatives of the underwriters named therein (the “Underwriters”). Subject to the terms and conditions stated in the Underwriting Agreement, the Underwriters agreed to purchase from the Selling Stockholders, and the Selling Stockholders agreed to sell to the Underwriters, the Shares. The Company did not sell any shares of Class A Common Stock in the offering and will not receive any proceeds from the offering.

The above description of the Underwriting Agreement does not purport to be a complete summary of and is subject to and qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of March 9, 2023, by and among the Company, Stagwell Global LLC, the Underwriters and the Selling Stockholders

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2023

STAGWELL INC.

By:	/s/ Frank Lanuto
Frank Lanuto
Chief Financial Officer